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Exhibit 10.4 Bank of Granite Corporation/First Commerce Bank 1997 Nonqualified
             Stock Option Plan for Directors

                       BANK OF GRANITE/FIRST COMMERCE BANK
                1997 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS

         Bank of Granite Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), does herein set forth the terms of the Bank of Granite/First Commerce Bank 1997 Nonqualified Stock Option Plan for Directors (hereinafter referred to as the "Plan") which was adopted and amended by First Commerce Bank's Board of Directors (hereinafter referred to as the "Board") subject to approval by the Corporation's shareholders as provided in Paragraph 20 hereof, and which was assumed by Bank of Granite Corporation pursuant to that certain Merger Agreement between Bank of Granite Corporation and First Commerce Corporation dated as of December 18, 2002, as amended, and which is subject to the terms and conditions thereof.

         1. Purpose of the Plan. The purpose of this Plan is to provide for the grant of nonqualified stock options (hereinafter referred to as "Option" or "Options") to non-employee directors of the Corporation and its subsidiaries (hereinafter referred to as "Directors") who wish to invest in the Corporation's common stock (hereinafter referred to as "Common Stock"). The Corporation believes that participation in the ownership of the Corporation by Directors will be to the mutual benefit of the Corporation and Directors. The existence of this Plan will make it possible for the Corporation and its subsidiaries, if any, to attract capable individuals to serve on the Board of Directors of the Corporation.

         2.       Administration of the Plan.

         (a) This Plan shall he administered by a committee of the Board (hereinafter referred to as the "Committee"). The Committee shall consist of three (3) members of the Board all of whom shall qualify as non-employee directors as provided in Section 16(b) and the rules and regulations thereunder of the Securities Exchange Act of 1934, as amended (the "Exchange Act."). The members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board, which may remove members from, add members to, or fill vacancies in the Committee.

         (b) The Committee shall decide to whom Options shall be granted under this Plan, the number of shares as to which Options shall be granted, the Option Price (as hereinafter defined) for such shares and such additional terms and conditions for such Options as the Committee deems appropriate.

         (c) A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be considered as valid actions by the Committee.

         (d) The Board may designate any officers or employees of the Corporation to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may deem fit.

         3. Shares of Common Stock Subject to the Plan. The number of shares of Common Stock that shall be available initially for Options under this Plan is Ninety-Two Thousand (92,000) shares, subject to adjustment as provided in Paragraph 14 hereof. Shares subject to

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Options which expire or terminate prior to the issuance of the shares of Common
Stock shall again be available for future grants of Options under this Plan.

         4. Eligibility. Options under this Plan may be granted to any Director of the Corporation who is not an employee of the Corporation or any subsidiary. An individual may hold more than one Option under this or other plans adopted by the Corporation.

         5. Vesting of Options. Options granted under this Plan shall be fully vested upon the date of grant.

         6.       Option Price.

         (a) The price per share of each Option granted under this Plan (hereinafter called the "Option Price") shall be determined by the Committee as of the effective date of grant of such Option, but in no event shall the Option Price be less than (i) 100% of the fair market value of Common Stock on the date of grant, or (ii) the par value of Common Stock on the date of grant. An Option shall be considered as granted on the date that the Committee acts to grant such Option or such later date as the Committee shall specify in an Option Agreement (as hereinafter defined).

         (b) The fair market value of a share of Common Stock shall be determined as follows: (i) if on the date as of which such determination is being made, Common Stock being valued is admitted to trading on a securities exchange or exchanges for which actual sale prices are regularly reported, or actual sale prices are otherwise regularly published, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the closing sale price as reported on each of the five (5) trading days immediately preceding the date as of which such determination is made; provided, however, that, if a closing sale price is not reported for each of the five (5) trading days immediately preceding the date as of which such determination is made, then the fair market value shall be equal to the mean of the closing sale prices on those trading days for which such price is available, or (ii) if on the date as of which such determination is made, no such closing sale prices are reported, but quotations for Common Stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such Common Stock quoted on such system on each of the five (5) trading days preceding the date as of which such determination is made, but if a closing bid and asked price is not available for each of the five (5) trading days, then the fair market value shall be equal to the mean of the average of the closing bid and asked prices on those trading days during the five-day period for which such prices are available, or (iii) if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Committee, for the trading date first preceding the date as of which such determination is made. If the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan.

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         7.       Payment of Option Price. Payment for shares subject to an
Option must be made in cash.

         8. Terms and Conditions of Grant of Options. Each Option granted pursuant to this Plan shall be evidenced by a written Nonqualified Stock Option Agreement (hereinafter referred to as "Option Agreement") with each Director (hereinafter referred to as "Optionee") to whom an Option is granted; such agreement shall be substantially in the form attached hereto as "Exhibit A," unless the Committee shall adopt a different form and, in each case, may contain such other, different, or additional terms and conditions as the Committee may determine.

         9. Option Period. Each Option Agreement shall set forth a period during which such Option may be exercised (hereinafter referred to as the "Option Period"); provided, however, that the Option Period shall not exceed ten
(10) years after the date of grant of such Option as specified in an Option Agreement.

         10. Limitation on Grant of Nonqualified Stock Options. Notwithstanding any other provision of this Plan, no more than 40% of the shares of Common Stock available under this Plan shall be allocated to one individual.

         11. Exercise of Nonqualified Stock Options. An Option shall be exercised by written notice to the Committee signed by an Optionee or by such other person as may be entitled to exercise such Option. The aggregate Option Price for the shares being purchased must be paid in cash. The written notice shall state the number of shares with respect to which an Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. An Optionee shall not exercise an Option to purchase less than one hundred (100) shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under such Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of an Option shall be issued in the regular course of business subsequent to the exercise of such Option and the payment therefore. During the Option Period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of such Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

         12.      Effect of Termination of Service, Retirement or Death.

         (a) In the event of the termination of service as a Director by an Optionee for any reason other than death or retirement, such Optionee shall have the right to exercise any Option or Options granted to the Optionee under this Plan, to the extent that they are exercisable and have not previously been exercised by the Optionee or expired, for a period of twelve (12) months after the date of such termination, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 9 hereof.

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         (b)      In the event of the termination of service as a Director by an
Optionee as a result of such Optionee's retirement, such Optionee shall have the right to exercise any Option or Options granted to the Optionee under this Plan, to the extent that they have not previously been exercised by the Optionee or expired, for a period of twelve (12) months after the date of retirement, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 9 hereof. Notwithstanding any other provision contained herein, or in any Option
Agreement, upon retirement, any Option then held by an Optionee shall be exercisable immediately in full. For purposes of this Plan, the term
"retirement" shall mean termination of an Optionee's service as a Director upon attaining age 70.

         (c) In the event that an Optionee should die while serving as a Director of the Corporation or any of its subsidiaries, or within three (3) months after retirement, any Option or Options granted to the Optionee under this Plan and not previously exercised by the Optionee or expired shall be exercisable, according to their respective terms, by the personal representative of such Optionee or by any person or persons who acquired such Options by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Options by this Plan or an Option Agreement, immediately in full and at any time within twelve (12) months after the date of death of such Optionee, but in no event may any Option be exercised later than the end of the Option Period provided in such Option Agreement in accordance with Paragraph 9 hereof. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option under the terms of this Plan after the death of such Optionee under the terms of this Plan.

         13. Effect of Plan on Director Status. The fact that the Committee has granted an Option to an Optionee under this Plan shall not confer on such Optionee any right to continued service with the Corporation or any of its subsidiaries.

         14. Adjustment Upon Changes in Capitalization, Dissolution or Liquidation.

         (a) In the event of a change in the number of shares of Common Stock outstanding by reason of. a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of an Optionee's rights under this Plan, equitable proportionate adjustments shall be made by the Committee in (i) the number and kind of shares which remain available under this Plan and (ii) the number, kind, and the Option Price of shares, subject to unexercised Options under this Plan. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of Options granted under this Plan.

         (b) The grant of Options under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

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         (c)      Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity (any such transaction being hereinafter referred to as a "Terminating Event"), this Plan and any Options granted hereunder, shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of Options granted hereunder, or the substitution for such Options of new options for the shares of the successor corporation, or a parent or a subsidiary thereof, with such appropriate adjustments, as may be determined or approved by the Committee or the successor to the Corporation, to the number and kind of shares subject to such substituted options in which event this Plan and Options granted hereunder, or the new options substituted therefor, shall continue in the manner and under the terms so provided. Upon the occurrence of any Terminating Event, any Options granted hereunder to an Optionee shall be exercisable immediately in full.

         15. Non-Transferability. Any Option granted under this Plan shall not be assignable or transferable except, in the case of the death of an Optionee, by will or by the laws of descent and distribution. In the event of the death of an Optionee, the personal representative, the executor or the administrator OF such Optionee's estate, or the person or persons who acquired by bequest or inheritance the rights to exercise such Option, may exercise any Option or portion thereof to the extent not previously exercised by an Optionee or expired, in accordance with its terms, prior to the expiration of the exercise period as specified in Subparagraph 12(c) hereof.

         16. Listing and Registration of Option Shares. Any Option granted under the Plan shall he subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         17. Exculpation and Indemnification. In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in such person's capacity as a member of the Committee, nor for any mistake in ,judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Committee, and each other officer or employee of the Corporation or of any subsidiary thereof to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

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         18.      Amendment and Modification of the Plan. The Board may at any
time and from time to time amend or modify this Plan (including the form of Option Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of shares covered by this Plan or effects any change in the categories of persons who may receive Options under this Plan or materially increases the benefits accruing to Optionees under this Plan unless such change is approved by the holders of a majority of shares of Common Stock present or represented at a shareholders' meeting at which a quorum is present. Any amendment or modification of this Plan, shall not materially reduce the benefits under any Option theretofore granted to an Optionee under this Plan without the consent of such Optionee or the transferee thereof in the event of the death of such Optionee. Notwithstanding the above, no amendment may be effective, without the approval of the shareholders of the Corporation, if approval of such amendment is required in order that transactions in the Common Stock under the Plan be exempt from the operation of Section 16(b) of the Exchange Act.

         19. Termination and Expiration of the Plan. This Plan may be abandoned, suspended, or terminated at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Options then outstanding under this Plan. No Option shall be granted pursuant to this Plan after ten (10) years from the effective date of this Plan as provided in Paragraph 20, hereof.

         20. Effective Date; Shareholder Approval. This Plan shall not be effective until approved by the holders of two-thirds of all shares of Common Stock outstanding; which shareholder vote shall be taken at the next meeting of the shareholders of the Corporation to occur following Board approval of the Plan.

         21. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

         22. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or one or more of its subsidiaries.

         23. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

         24. Inspection of Plan. A copy of this Plan, and any amendments thereto or modification thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

         25. Compliance with Section 16 of the Securities Exchange Act of 1934. It is the intention of the Corporation that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Optionees, satisfies the applicable requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, so that such persons will be entitled to the

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benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange
Act and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Option Agreement would otherwise frustrate or conflict with the intent expressed in this Paragraph 25, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to any person who is subject to Section 16 of the Exchange Act.

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STATE OF NORTH CAROLINA

                                                                       EXHIBIT A

COUNTY OF MECKLENBURG

                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS NONQUALIFIED STOCK OPTION AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of this the ____ day of _____________, 20__, between BANK OF GRANITE CORPORATION, a Delaware corporation (hereinafter referred to as the "Corporation"), and ________________ a resident of County, North Carolina (hereinafter referred to as the "Optionee").

         WHEREAS, the Board of Directors of Bank of Granite Corporation (hereinafter referred to as the "Board") has approved the assumption of the Bank of Granite/First Commerce Bank 1997 Nonqualified Stock Option Plan for Directors (hereinafter referred to as the "Plan") which Plan was approved by the First Commerce Bank shareholders on April __, 1997 and amended on May 27, 1999; and

         WHEREAS, the Plan provides that a Committee (hereinafter referred to as the "Committee") of the Board will make available to directors of the Corporation and its subsidiaries who do not serve as employees of the Corporation or any of its subsidiaries the right to purchase shares of the Corporation's common stock (hereinafter referred to as "Common Stock"); and

         WHEREAS, the Committee has determined that the Optionee should be granted an option to purchase shares of Common Stock under the Plan;

         NOW, THEREFORE, the Corporation and the Optionee agree as follows:

         1. Date of Grant of Option. The date of grant of the option granted under this Agreement is the ___________day of ________, 20__.

         2. Grant of Option. Pursuant to the Plan, the Corporation grants to the Optionee the right (hereinafter referred to as the "Option") to purchase from the Corporation all or any part of an aggregate of _________________________ (_____) shares of Common Stock (hereinafter referred to as the "Option Shares") which shall be authorized but unissued shares.

         3. Option Price. The price to be paid for the Option Shares shall be ________________________ Dollars ($_______) per share (hereinafter referred to as the "Option Price") which is the fair market value of the Option Shares as determined by the Committee as of the date of grant of this Option.

         4. When and Extent to which Option may be Exercised. Subject to any further restrictions in this Agreement, the right of the Optionee to exercise the Option to purchase the Option Shares, either in whole or in part, shall be conditioned upon the completion by the Optionee of one (1) full year of service as a Director of the Corporation of any of its subsidiaries following the date of grant of the Option set forth following the date of grant of the Option set forth in paragraph 1 hereof. At such time as the Option shall become exercisable in accordance

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with this Agreement, the Optionee, in his discretion, may exercise all or any portion of the Option, subject to paragraph 5 hereof. The Option shall terminate as provided in paragraph 6 hereof.

         Options granted hereunder shall be fully vested upon the date of grant.

         5. Method of Exercise. The Option shall be exercised by written notice to the Committee signed by the Optionee or by such other person as may be entitled to exercise the Option. The aggregate Option Price for the shares being purchased must be paid in cash. The written notice shall state the number of shares with respect to which the Option is being exercised and shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. The Optionee shall not exercise the Option to purchase less than one hundred (100) shares, unless the Committee otherwise approves or unless the partial exercise is for the remaining shares available under the Option. A certificate or certificates for the shares of Common Stock purchased by the exercise of the Option shall be issued in the regular course of business subsequent to the exercise of the Option and the payment therefore. During the Option Period, no person entitled to exercise the Option granted under this Agreement shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

         6.       Termination of Option. The Option shall terminate as follows:

         (a) In the event the Optionee ceases to serve as a Director of the Corporation of any of its subsidiaries for any reason other than retirement or death, and such termination is prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it is exercisable and has not been exercised by the Optionee or expired, at any time within twelve (12) months after the date of such termination, but in no event may the Option be exercised later than ten
(10) years after the date of grant of the Options set forth in (b) of paragraph 1 hereof.

         (b) In the event the Optionee retires prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve (12) months after the date of retirement, but in no event may the Option be exercised later than ten (10) years after the date of grant of the Option set forth in paragraph 1 hereof. Notwithstanding any other provision contained herein or in the Plan, upon retirement any Option then held by an Optionee shall be exercisable immediately in full. For purposes of this Agreement, the term "retirement" shall mean cessation as service as a Director of the Corporation or any of its subsidiaries upon attaining age 70.

         (c) In the event the Optionee should die while serving as a Director of the Corporation or any of its subsidiaries or within three (3) months after retirement, the Option, to the extent it has not been exercised by the Optionee or expired, shall be exercisable, according to

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its terms, by the personal representative, the executor or administrator of the
Optionee's estate, or any person or persons who acquired the Option by bequest or inheritance from the Optionee, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve (12) months after the date of death of the Optionee, but in no event may the Option be exercised later than ten (10) years from the date of grant of the Option as set forth in paragraph 1 hereof.

         7. Effect of Agreement on Director Status of Optionee. The fact that the Committee has granted the Option to the Optionee under this Agreement shall not confer on the Optionee any right to continued service with the Corporation or any of its subsidiaries.

         8.       Listing and Registration of Option Shares.

         (a) The Corporation's obligation to issue shares of Common Stock upon exercise of the Option is expressly conditioned upon (i) the completion by the Corporation of any registration or other qualification of such shares under any state or federal law or regulations or rulings of any government regulatory body or (ii) the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of the Option Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Notwithstanding the foregoing, the Corporation shall be under no obligation to register or qualify the Option Shares under any state or federal law. The required representations and agreements referenced above may include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (i) is purchasing such shares on his or her own behalf as an investment and not with a present intention of distribution or resale and
(ii) agrees to have placed upon any certificates representing the Option Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that such shares may not be transferred except in accordance with all applicable state and federal securities laws and regulations, and further representing that, prior to making any sale or other disposition of the Option Shares, the Optionee, or any other person entitled to exercise the Option, will give the Corporation notice of the intention to sell or dispose of such shares not less than three (3) business days prior to such sale or disposition.

         9.       Adjustment Upon Change in Capitalization; Dissolution or
Liquidation.

         (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee's rights under this Agreement, equitable proportionate adjustments shall be made by the Committee in the number, kind, and the Option Price of shares subject to the unexercised portion of the Option granted under this Agreement. The adjustments to be made shall be determined by the Committee and shall be consistent with such change or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of the Option granted under this Agreement.

         (b) The grant of the Option under this Agreement shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment,

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recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

         (c) Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity, the Option granted under this Agreement shall terminate except as may be provided in the Plan.

         10. Nontransferability. The Option granted under this Agreement shall not be assignable or transferable except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of the death of the Optionee, the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired by bequest or inheritance the right to exercise the Option may exercise the unexercised Option or a portion thereof, in accordance with the terms hereof, prior to the date which is ten (10) years after the date of grant of Option as set forth in paragraph 1 hereof.

         11. Notices. Any notice or other Communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed with postage prepaid, if to the Corporation at its principal Office at _______________, Charlotte, North Carolina ________; and, if to the Optionee to his or her last address appearing on the books of the Corporation. The Corporation and the Optionee may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

         12. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Corporation.

         13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provisions or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

         14. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended, or terminated, and any terms, representations or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall

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constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

         15. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

         16. Governing Law; Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Mecklenburg, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

         17. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his or her heirs, legatees, personal representatives, executors, and administrators.

         18. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its corporate name by its President or one of its Vice presidents and attested by its Secretary or one of its Assistant Secretaries and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                             BANK OF GRANITE CORPORATION

                                             By: _______________________________
                                                 ____________________ President

ATTEST:

______________________________
_________________ Secretary

[CORPORATE SEAL]

                                                 _________________________(SEAL)
                                                 ___________________, Optionee

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                                    EXHIBIT A

                NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

         To: The Stock Option Committee of the Board of Directors of Bank of Granite Corporation.

                  The undersigned hereby elects to purchase __________ whole shares of Common Stock of Bank of Granite Corporation (the "Corporation") pursuant to the Nonqualified Stock Option granted to the undersigned in that certain Nonqualified Stock Option Agreement between the Corporation and the undersigned dated the ________ day of __________, 20__. The aggregate purchase price for such Shares is $___________, which amount is (i) being tendered herewith, (ii) will be tendered on or before __________, 20__, (cross out provision which does not apply) in cash. The effective date of this election shall be __________, 20__, or the date of receipt of this Notice by the Corporation if later.

                  Executed this ________ day of __________, 20__,
at_________________.

                                    Signature of Optionee: _____________________
                                    Name of Optionee:___________________________

                                    ____________________________________________
                                    (Social Security Number)

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